1995 STOCK OPTION PLAN
                           OF U.S. HOME & GARDEN INC.

     1. Purpose

     U.S. Home & Garden Inc. (the "Company") desires to attract and retain the best available talent and encourage the highest level of performance in order to continue to serve the best interests of the Company and its stockholders. By affording key personnel the opportunity to acquire proprietary interests in the Company and by providing them incentives to put forth maximum efforts for the success of the business, the 1995 Stock Option Plan of U.S. Home & Garden Inc. (the "1995 Plan") is expected to contribute to the attainment of those objectives.

     The word "Subsidiary" or "Subsidiaries" as used herein, shall mean any corporation, fifty percent or more of the voting stock of which is owned by the Company.

     2. Scope and Duration

     Options under the 1995 Plan may be granted in the form of incentive stock options ("Incentive Options") as provided in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or in the form of nonqualified stock options ("NonQualified Options"). (Unless otherwise indicated, references in the 1995 Plan to "options" include Incentive Options and NonQualified Options.) The maximum aggregate number of shares as to which options may be granted from time to time under the 1995 Plan is 1,500,000 shares of the Common Stock of the Company ("Common Stock"), which shares may be, in whole or in part, authorized but unissued shares or shares reacquired by the Company. If an option shall expire, terminate or be surrendered for cancellation for any reason without having been exercised in full, the shares represented by the option or portion thereof not so exercised shall (unless the 1995 Plan shall have been terminated) become available for subsequent option grants under the 1995 Plan. As provided in paragraph 13 hereof, the 1995 Plan shall become effective on May 15, 1995, and unless terminated sooner pursuant to paragraph 14, the 1995 Plan shall terminate on May 14, 2005, and no option shall be granted hereunder after that date.

     3. Administration

     The 1995 Plan shall be administered by a committee which is appointed by the Board of Directors to perform such function (the "Committee"). The Committee shall consist of not less than two members of the Board of Directors, each of whom shall serve at the pleasure of the Board of Directors and shall be a "disinterested person", as defined in Rule l6b-3 pursuant to


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the Securities Exchange Act of 1934, and an "outside director" as defined in
Section 162(m) of the Code. Members of the Committee shall not be eligible to participate in the 1995 Plan while a member of the Committee. Vacancies occurring in the membership of the Committee shall be filled by appointment by the Board of Directors.

     The Committee shall have authority in its discretion, subject to and not inconsistent with the express provisions of the 1995 Plan, to grant options, to determine the purchase price of the Common Stock covered by each option, the term of each option, the persons to whom, and the time or times at which, options shall be granted and the number of shares to be covered by each option; to designate options as Incentive Options or NonQualified Options; to interpret the 1995 Plan; to prescribe, amend and rescind rules and regulations relating to the 1995 Plan; to determine the terms and provisions of the option agreements (which need not be identical) entered into in connection with options under the 1995 Plan; and to make all other determinations deemed necessary or advisable for the administration of the 1995 Plan. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the 1995 Plan.

     4. Eligibility; Factors to be Considered in Granting Options

     Incentive Options shall be limited to persons who are employees of the Company or its present and future Subsidiaries and at the grant of any option are in the employ of the Company or its present and future Subsidiaries. In determining the employees to whom Incentive Options shall be granted and the number of shares to be covered by each Incentive Option, the Committee shall take into account the nature of the employees' duties, their present and potential contributions to the success of the Company and such other factors as it shall deem relevant in connection with accomplishing the purposes of the 1995 Plan. An employee who has been granted an option or options under the 1995 Plan may be granted an additional option or options, subject, in the case of Incentive Options, to such limitations as may be imposed by the Code on such options. Subject to paragraph 12 hereof, the maximum numbers of shares subject to options which may be granted under the 1995 Plan to any employee of the Company shall be 350,000 shares per taxable year and 650,000 shares during the term of the 1995 Plan. Except as provided below, a Non-Qualified Option may be granted to any person, including, but not limited to, employees, independent agents, consultants and attorneys, who the Committee believes has contributed, or will contribute, to the success of the Company.


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     5. Option Price

     The purchase price of the Common Stock covered by each option shall be determined by the Committee and in the case of an Incentive Option, shall not be less than 100% of the Fair Market Value (as defined in paragraph 15 below) of a share of the Common Stock on the date on which the option is granted. In case of Non-Qualified Options the purchase price shall be not less than the par value of a share of Common Stock. Such prices shall be subject to adjustment as provided in paragraph 12 hereof. The Committee shall determine the date on which an option is granted; in the absence of such a determination, the date on which the Committee adopts a resolution granting an option shall be considered the date on which such option is granted.

     6. Term of Options

     The term of each option shall be not more than ten years from the date of grant, as the Committee shall determine, subject to earlier termination as provided in paragraphs 10 and 11 below and subject to subparagraph 8(b) as to certain Incentive Options.

     7. Exercise of Options

     (a) Subject to the provisions of the 1995 Plan and unless otherwise provided in the option agreement, options granted under the 1995 Plan shall become exercisable as determined by the Committee. In its discretion, the Committee may, in any case or cases, prescribe that options granted under the 1995 Plan become exercisable in installments or provide that an option may be exercisable in full immediately upon the date of its grant. The Committee may, in its sole discretion, also provide that an option granted pursuant to the 1995 Plan shall immediately become exercisable in full upon the happening of any of the following events: (i) the first purchase of shares of Common Stock pursuant to a tender offer or exchange offer (other than an offer by the Company) for all, or any part of, the Common Stock, (ii) the approval by the stockholders of the Company of an agreement for a merger in which the Company will not survive as an independent, publicly owned corporation, a consolidation, or a sale, exchange or other disposition of all or substantially all of the Company's assets, (iii) with respect to an employee, on his or her 65th birthday, or (iv) with respect to an employee, on the employee's involuntary termination from employment. In the event of a question or controversy as to whether or not any of the events hereinabove described has taken place, a determination by the Committee that such event has or has not occurred shall be conclusive and binding upon the Company and participants in the 1995 Plan.

     (b) Any option at any time granted under the 1995 Plan may contain a provision to the effect that the optionee (or any


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persons entitled to act under paragraph 11 hereof) may, at any time at which the
Fair Market Value (as defined in paragraph 15 below) is in excess of the exercise price and prior to exercising the option, in whole or in part, request that the Company purchase all or any portion of the option as shall then be exercisable at a price equal to the difference between (i) an amount equal to the option price multiplied by the number of shares subject to that portion of the option in respect of which such request shall be made and (ii) an amount equal to such number of shares multiplied by the fair market value of the Company's Common Stock (within the meaning of Section 422 of the Code and the regulations promulgated thereunder) on the date of purchase. The Company shall have no obligation to make any purchase pursuant to such request, but if it elects to do so, such portion of the option as to which the request is made shall be surrendered to the Company. The purchase price for the portion of the option to be so surrendered shall be paid by the Company, at the election of the Committee either in cash or in shares of Common Stock (valued as of the date and in the manner provided in clause (ii) above), or in any combination of cash and Common Stock, which may consist, in whole or in part, of shares of authorized but unissued Common Stock or shares of Common Stock held in the Company's treasury. No fractional share of Common Stock shall be issued or transferred and any fractional share shall be disregarded. Shares covered by that portion of any option purchased by the Company pursuant hereto and surrendered to the Company shall not be available for the granting of further options under the Plan. All determinations to be made by the Company hereunder shall be made by the Committee.

Any option at any time granted under the 1995 Plan may also contain a provision to the effect that the payment of the exercise price may be made by delivery to the Company by the optionee of an executed exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares sold or margined and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price.

     (c) An option may be exercised, at any time or from time to time (subject, in the case of Incentive Options, to such restrictions as may be imposed by the
Code), as to any or all full shares as to which the option has become exercisable until the expiration of the period set forth in paragraph 6 hereof, by the delivery to the Company, at its principal place of business of (i) written notice of exercise in the form specified by the Committee specifying the number of shares of Common Stock with respect to which the option is being exercised and signed by the person exercising the option as provided herein,
(ii) payment of the purchase price; and (iii) in the case of Non-Qualified Options, payment in cash of all withholding tax obligations imposed on the Company by reason of the exercise of the option. Upon acceptance of such notice, receipt of payment in full, and


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receipt of payment of all withholding tax obligations, the Company shall cause to be issued a certificate representing the number of shares of Common Stock purchased. In the event the person exercising the option delivers the items specified in (i) and (ii) of this subparagraph (c), but not the item specified in (iii) hereof, if applicable, the option shall still be considered exercised upon acceptance by the Company for the full number of shares of Common Stock specified in the notice of exercise but the actual number of shares issued shall be reduced by the smallest number of whole shares of Common Stock which, when multiplied by the Fair Market Value of the Common Stock as of the date the option is exercised, is sufficient to satisfy the required amount of withholding tax.

     (d) The purchase price of the shares as to which an option is exercised shall be paid in full at the time of exercise. Payment shall be made in cash, which may be paid by check or other instrument acceptable to the Company; in addition, subject to compliance with applicable laws and regulations and such conditions as the Committee may impose, the Committee, in its sole discretion, may on a case-by-case basis elect to accept payment in shares of Common Stock of the Company which are already owned by the option holder, valued at the Fair Market Value thereof (as defined in paragraph 15 below) on the date of exercise; provided, however, that with respect to Incentive Options, no such discretion may be exercised unless the option agreement permits the payment of the purchase price in that manner.

     (e) Except as provided in paragraphs 10 and 11 below, no option granted to an employee may be exercised at any time by such employee unless such employee is then an employee of the Company or a Subsidiary.

     (f) Notwithstanding anything to the contrary, provided in the 1995 Plan:

               i. In its discretion, the Board of Directors or the Committee, as the case may be, may, in any case or cases, permit an optionee to exercise his options with shares of Common Stock in which he has a holding period, for Federal income tax purposes, of more than six (6) months and elect not to receive any number or all of the shares of Common Stock otherwise issuable on the exercise of the option in excess of the number used to exercise such option ("Deferred Shares"), but to defer the issuance of such Deferred Shares ("Elective Deferral"), pursuant to the NonQualified Deferred Compensation Plan for Select Employees of U.S. Home & Garden Inc. ("Deferred Plan").


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               ii. With respect to options that have been granted prior to the effective date of this Subsection 7(f), an optionee, if and to the extent he shall have been given permission, by the Board of Directors or the Committee, as the case may be, may make the Elective Deferral, by written notice to the Company, on or before June 1, 1999, and may not exercise the option for a period of ten (10) days from the date the Elective Deferral is made. With respect to options as to which an optionee does not make an Elective Deferral under the immediately preceding sentence and all other options, the Elective Deferral must be made by the optionee, if and to the extent he shall have been given permission, by the Board of Directors or the Committee, as the case may be, by written notice to the Company, more than six (6) months before the exercise of the option.

               iii. An optionee who makes an Elective Deferral shall specify in his written notice to the Company the number of Deferred Shares which shall be subject to such Elective Deferral.

               iv. If an optionee makes an Elective Deferral, the Common Stock certificates to which the election applies shall be issued to the optionee in accordance with the terms of the Deferred Plan.

     8. Incentive Options

     (a) With respect to Incentive Options granted, the aggregate Fair Market Value (determined in accordance with the provisions of paragraph 15 at the time the Incentive Option is granted) of the Common Stock or any other stock of the Company or its current or future Subsidiaries with respect to which incentive stock options, as defined in Section 422 of the Code, are exercisable for the first time by any employee during any calendar year (under all incentive stock option plans of the Company and its parent and subsidiary corporation's, as those terms are defined in Section 424 of the Code) shall not exceed $100,000.

     (b) No Incentive Option may be awarded to any employee who immediately prior to the date of the granting of such Incentive Option owns more than 10% of the combined voting power of all classes of stock of the Company or any of its Subsidiaries unless the exercise price under the Incentive Option is at least 110% of the Fair Market Value and the option expires within five years from the date of grant.


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     (c) In the event of amendments to the Code or applicable regulations relating to Incentive Options subsequent to the date hereof, the Company may amend the provisions of the 1995 Plan, and the Company and the employees holding options may agree to amend outstanding option agreements, to conform to such amendments

     9. Non-Transferability of Incentive Options

     Incentive Options granted under the 1995 Plan shall not be transferable otherwise than by will or the laws of descent and distribution, and Incentive Options may be exercised during the lifetime of the optionee only by the optionee. No transfer of an Incentive Option by the optionee by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will and such other evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferor or transferees of the terms and conditions of such option.

     10. Termination of Employment

     In the event that the employment of an employee to whom an option has been granted under the 1995 Plan shall be terminated (except as set forth in paragraph 11 below), such option may be, subject to the provisions of the 1995 Plan, exercised (to the extent that the employee was entitled to do so at the termination of his employment) at any time within thirty (30) days after such termination, but not later than the date on which the option terminates; provided, however, that any option which is held by an employee whose employment is terminated for cause or voluntarily without the consent of the Company shall, to the extent not theretofore exercised, automatically terminate as of the date of termination of employment. As used herein, "cause" shall mean conduct amounting to fraud, dishonesty, negligence, or engaging in competition or solicitations in competition with the Company and breaches of any applicable employment agreement between the Company and the optionee. Options granted to employees under the 1995 Plan shall not be affected by any change of duties or position so long as the holder continues to be a regular employee of the Company or any of its current or future Subsidiaries. Any option agreement or any rules and regulations relating to the 1995 Plan may contain such provisions as the Committee shall approve with reference to the determination of the date employment terminates and the effect of leaves of absence. Nothing in the 1995 Plan or in any option granted pursuant to the 1995 Plan shall confer upon any employee any right to continue in the employ of the Company or any of its Subsidiaries or parent or affiliated companies or interfere in any way with the right of the Company or any such Subsidiary or parent or affiliated companies to terminate such employment at any time.


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     11. Death of Employee

     If an employee to whom an option has been granted under the 1995 Plan shall die while employed by the Company or a Subsidiary or within thirty (30) days after the termination of such employment (other than termination for cause or voluntary termination without the consent of the Company), such option may be exercised, to the extent exercisable by the employee on the date of death, by a legatee or legatees of the employee under the employee's last will, or by the employee's personal representative or distributees, at any time within one year after the date of the employee's death, but not later than the date on which the option terminates.

     12. Adjustments Upon Changes in Capitalization, Etc.

     Notwithstanding any other provision of the 1995 Plan, the Committee may, at any time, make or provide for such adjustments to the 1995 Plan, to the number and class of shares issuable thereunder, in the aggregate or to any executive officer, or to any outstanding options as it shall deem appropriate to prevent dilution or enlargement of rights, including adjustments in the event of changes in the outstanding Common Stock by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations, liquidations and the like. In the event of any offer to holders of Common Stock generally relating to the acquisition of their shares, the Committee may make such adjustment as it deems equitable in respect of outstanding options and rights, including in its discretion revision of outstanding options and rights so that they may be exercisable for the consideration payable in the acquisition transaction. Any such determination by the Committee shall be conclusive. Any fractional shares resulting from such adjustments shall be eliminated.

     13. Effective Date

     The 1995 Plan shall become effective on May 15, 1995, the date of adoption of the Board of Directors, provided it is approved by the stockholders of the Company on or prior to May 14, 1996.

     14. Termination and Amendment

     The Board of Directors of the Company may suspend, terminate, modify or amend the 1995 Plan, provided that any amendment that would increase the aggregate number of shares which may be issued under the 1995 Plan or to any executive officer, materially increase the benefits accruing to participants under the 1995 Plan, or materially modify the requirements as to eligibility for participation in the 1995


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Plan, shall be subject to the approval of the Company's stockholders, except that any such increase or modification that may result from adjustments authorized by paragraph 12 hereof does not require such approval. No suspension, termination, modification or amendment of the 1995 Plan may, without the consent of the employee to whom an option shall theretofore have been granted, adversely affect the rights of such employee under such option.

     15. Miscellaneous

     As said term is used in the 1995 Plan, the "Fair Market Value" of a share of Common Stock on any day means: (a) if the principal market for the Common Stock is a national securities exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") the closing sales price of the Common Stock on such day as reported by such exchange or NASDAQ, or on a consolidated tape reflecting transactions on such exchange or system, or (b) if the principal market for the Common Stock is not a national securities exchange or NASDAQ the mean between the highest bid and lowest asked prices for the Common Stock on such day as reported by NASDAQ or the National Quotation Bureau, Inc.; provided that if clauses (a), and (b) of this paragraph are inapplicable, or if no trades have been made or no quotes are available for such day, the Fair Market Value of the Common Stock shall be determined by the Committee whose determination shall be conclusive as to the Fair Market Value of the Common Stock.

     The Committee may require, as a condition to the exercise of any options granted under the 1995 Plan, that to the extent required at the time of exercise, (i) the shares of Common Stock reserved for purposes of the 1995 Plan shall be duly listed, upon official notice of issuance, upon stock exchange(s) on which the Common Stock is listed, (ii) a Registration Statement under the Securities Act of 1933, as amended, with respect to such shares shall be effective, and/or (iii) the person exercising such option deliver to the Company such documents, agreements and investment and other representations as the Committee shall determine to be in the best interests of the Company.

     During the term of the 1995 Plan, the Committee, in its discretion, may offer one or more optionholders the opportunity to surrender any or all unexpired options for cancellation or replacement. If any options are so surrendered, the Committee may then grant new Non-Qualified or Incentive Options to such holders for the same or different numbers of shares at higher or lower exercise prices than the surrendered options. Such new options may have a different term and shall be subject to the provisions of the 1995 Plan the same as any other option.


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     Anything herein to the contrary notwithstanding, the Committee may, in their sole discretion, impose more restrictive conditions on the exercise of an option granted pursuant to the 1995 Plan; however, any and all such conditions shall be specified in the option agreement limiting and defining such option.